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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ____________________


                                   FORM 8-K/A

                              ____________________


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 Date of Report
                                February 4, 2000


                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                          0-10537                     76-0304436
(State or other jurisdiction of      (Commission File Number)         (I.R.S. Employer
Incorporation or organization)                                     Identification Number)



                             1021 Main, Suite 2100
                              Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 652-0706
              (Registrant's telephone number, including are code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable


ITEM 5. OTHER EVENTS

Nuevo Energy Company announced that it entered into a contract to sell its California crude oil to Tosco Corporation for 15 years at prices tied to NYMEX crude oil in the press release attached as Exhibit 99.1 (see Item 7). Based on hedge transactions completed in 1999, Nuevo hedged 33,000 bpd of its total 2000 production based on a fixed "NYMEX" price. As a result primarily of the Tosco contract, which fixes the price of Nuevo's California production at approximately 72% of the NYMEX price, the hedge transactions that the Company entered into in 1999 have the effect on a price basis of hedging substantially all of the Company's current production for the year 2000.


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

        10.  Material Contracts

          10.1 Crude Oil Purchase Agreement dated February 4, 2000 between Nuevo Energy Company and Tosco Corporation. (Incorporated by reference from Exhibit 10.1 to Form 8-K filed on February 23, 2000).

          99.1 Press Release dated February 7, 2000. (Incorporated by reference from Exhibit 99.1 to Form 8-K filed on February 23, 2000).
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ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable


This 8-K/A includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release, including without limitation, business strategies, estimated reserves and production volumes, plans and objectives of management of the Company for future operations, and capital expenditures are forward-looking statements. Although the Company believes that the assumptions upon which such forward-looking statements are based are reasonable, it can give no assurances that such assumptions will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") and projections include volatility in oil and gas prices, operating risks, the risks associated with reserve replacement, competition from other companies and other factors set forth in the Company's Annual Report on Form 10-K filed with the SEC and incorporated herein. All subsequent written and oral forward-looking statements and projections attributable to the Company or to persons acting on its behalf are expressly qualified by the Cautionary Statements.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NUEVO ENERGY COMPANY

March 6, 2000                           By: /s/ Robert M. King
                                           ----------------------------
                                           Robert M. King
                                           Senior Vice President & Chief
                                             Financial Officer